UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2004

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas	77008-1044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 880-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

        The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        On October 4, 2004, Enterprise Products Operating L.P. (the “Operating Partnership”), a wholly owned subsidiary of Enterprise Products Partners L.P. (the “Partnership”) closed the private placement of $2 billion in aggregate principal amount of the Operating Partnership’s Senior Notes (as defined below) pursuant to an Indenture (as defined below) dated as of October 4, 2004. The Senior Notes (as defined below) were sold within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States only to non-U.S. persons in reliance on Regulation S under the Securities Act. The $2 billion in aggregate principal amount of Senior Notes (as defined below) were sold in four separate series as follows:

Principal Amount	Issue Price	Fixed-Coupon Rate	Maturity Date
$500 million	99.922%	4.000%	October 15, 2007 (the “2007 Notes”)
$500 million	99.719%	4.625%	October 15, 2009 (the “2009 Notes”)
$650 million	99.914%	5.600%	October 15, 2014 (the “2014 Notes”)
$350 million	99.674%	6.650%	October 15, 2034 (the “2034 Notes”)

        The four series of senior notes (together with the related guarantee) referenced in the table above are collectively referred to in this Current Report on Form 8-K as the “Senior Notes.”

        The Senior Notes were sold pursuant to an Indenture dated as of October 4, 2004 (the “Base Indenture”), among the Operating Partnership, as Issuer, the Partnership, as Guarantor, and Wells Fargo Bank, National Association, as Trustee, as amended by the First Supplemental Indenture (with respect to the 2007 Notes), the Second Supplemental Indenture (with respect to the 2009 Notes), the Third Supplemental Indenture (with respect to the 2014 Notes) and the Fourth Supplemental Indenture (with respect to the 2034 Notes), each dated as of the October 4, 2004 (the Base Indenture, as so amended and supplemented, the “Indenture”). Copies of the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture and forms of the 2007 Notes, 2009 Notes, 2014 Notes and 2034 Notes are filed as Exhibits 4.1 through 4.16 to this Current Report on Form 8-K and are incorporated by reference into this Item 2.03.

        The description of the Senior Notes and the terms of the Indenture governing the Senior Notes contained in our Current Report on Form 8-K filed with the Commission on September 27, 2004 are incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

        On October 4, 2004, the Operating Partnership and the Partnership also entered into a Registration Rights Agreement relating to the Senior Notes with Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Lehman Brothers Inc. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.10 and incorporated herein by reference. The description of the of the terms of the Registration Rights Agreement contained in our Current Report on Form 8-K filed with the Commission on September 27, 2004 are incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

        The description set forth above is qualified in its entirety by the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the form of the 2007 Notes, the form of the 2009 Notes, the form of the 2014 Notes, the form of 2034 Notes and the Registration Rights Agreement filed herewith as exhibits.

        The press release announcing the closing of the private placement is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.03.

Item 8.01   Other Events.

        On October 1, 2004, Enterprise contributed its 100% equity interest in GulfTerra and GulfTerra Energy Company, L.L.C. (GulfTerra’s general partner) to the Operating Partnership. As a result, GulfTerra and its general partner are now wholly-owned subsidiaries of the Operating Partnership.

        On October 5, 2004, Enterprise announced the expiration, as of 5:00 p.m., New York City time, on Oct. 4, 2004, of all the cash tender offers made by the Operating Partnership for any and all of the outstanding senior subordinated and senior notes of GulfTerra and GulfTerra Energy Finance Corporation (collectively referred to as “GulfTerra”) totaling approximately $921.5 million. The Operating Partnership accepted for payment all senior notes validly tendered and not validly withdrawn. As of the expiration time of the cash tender offers, the Operating Partnership had received tenders of senior subordinated and senior notes aggregating $915.1 million, or 99.3% of the notes outstanding. The Operating Partnership settled the four cash tender offers for an aggregate purchase price of $1,073.3 million. The Operating Partnership retired these purchased notes.

        The press release announcing the settlement of the cash tender offers is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

Item 9.01   Financial Statements and Exhibits.

        (c)       Exhibits.

Exhibit No.	Description

4.1	Indenture dated as of October 4, 2004, among Enterprise Products Operating, as Issuer, Enterprise Products Partners, as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture dated as of October 4, 2004, among Enterprise Products Operating, as Issuer, Enterprise Products Partners, as Guarantor, and

Wells Fargo Bank, National Association, as Trustee.

4.3	Second Supplemental Indenture dated as of October 4, 2004, among Enterprise Products Operating, as Issuer, Enterprise Products Partners, as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.4	Third Supplemental Indenture dated as of October 4, 2004, among Enterprise Products Operating, as Issuer, Enterprise Products Partners, as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.5	Fourth Supplemental Indenture dated as of October 4, 2004, among Enterprise Products Operating, as Issuer, Enterprise Products Partners, as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.6	Rule 144A Global Note representing $500 million principal amount of 4.000% Series A Senior Notes due 2007 with attached Guarantee.

4.7	Rule 144A Global Note representing $491 million principal amount of 4.625% Series A Senior Notes due 2009 with attached Guarantee.

4.8	Regulation S Global Note representing $9 million principal amount of 4.625% Series A Senior Notes due 2009 with attached Guarantee.

4.9	Rule 144A Global Note representing $500 million principal amount of 5.600% Series A Senior Notes due 2014 with attached Guarantee.

4.10	Rule 144A Global Note representing $144.5 million principal amount of 5.600% Series A Senior Notes due 2014 with attached Guarantee.

4.11	Regulation S Global Note representing $5.5 million principal amount of 5.600% Series A Senior Notes due 2014 with attached Guarantee.

4.12	Rule 144A Global Note representing $350 million principal amount of 6.650% Series A Senior Notes due 2034 with attached Guarantee.

4.13	Form of Global Note representing $500 million principal amount of 4.000% Series B Senior Notes due 2007 with attached Guarantee (included in Exhibit 4.2).

4.14	Form of Global Note representing $500 million principal amount of 4.625% Series B Senior Notes due 2009 with attached Guarantee (included in Exhibit 4.3).

4.15	Form of Global Note representing $650 million principal amount of 5.600% Series B Senior Notes due 2014 with attached Guarantee (included in Exhibit 4.4).

4.16	Form of Global Note representing $350 million principal amount of 6.650% Series B Senior Notes due 2034 with attached Guarantee (included in Exhibit 4.5).

4.17	Registration Rights Agreement dated as of October 4, 2004, among Enterprise Products Operating L.P., Enterprise Products Partners L.P. and the Initial Purchasers named therein.

99.1	Press release dated October 4, 2004.

99.2	Press release dated October 5, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products GP, LLC, its General Partner

Date: October 6, 2004	By:	/s/ Michael J. Knesek
Name: Michael J. Knesek Title: Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Indenture dated as of October 4, 2004, among Enterprise Products Operating, as Issuer, Enterprise Products Partners, as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture dated as of October 4, 2004, among Enterprise Products Operating, as Issuer, Enterprise Products Partners, as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.3	Second Supplemental Indenture dated as of October 4, 2004, among Enterprise Products Operating, as Issuer, Enterprise Products Partners, as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.4	Third Supplemental Indenture dated as of October 4, 2004, among Enterprise Products Operating, as Issuer, Enterprise Products Partners, as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.5	Fourth Supplemental Indenture dated as of October 4, 2004, among Enterprise Products Operating, as Issuer, Enterprise Products Partners, as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.6	Rule 144A Global Note representing $500 million principal amount of 4.000% Series A Senior Notes due 2007 with attached Guarantee.

4.7	Rule 144A Global Note representing $491 million principal amount of 4.625% Series A Senior Notes due 2009 with attached Guarantee.

4.8	Regulation S Global Note representing $9 million principal amount of 4.625% Series A Senior Notes due 2009 with attached Guarantee.

4.9	Rule 144A Global Note representing $500 million principal amount of 5.600% Series A Senior Notes due 2014 with attached Guarantee.

4.10	Rule 144A Global Note representing $144.5 million principal amount of 5.600% Series A Senior Notes due 2014 with attached Guarantee.

4.11	Regulation S Global Note representing $5.5 million principal amount of 5.600% Series A Senior Notes due 2014 with attached Guarantee.

4.12	Rule 144A Global Note representing $350 million principal amount of 6.650% Series A Senior Notes due 2034 with attached Guarantee.

4.13	Form of Global Note representing $500 million principal amount of 4.000% Series B Senior Notes due 2007 with attached Guarantee (included in Exhibit 4.2).

4.14	Form of Global Note representing $500 million principal amount of 4.625% Series B Senior Notes due 2009 with attached Guarantee (included in Exhibit 4.3).

4.15	Form of Global Note representing $650 million principal amount of 5.600% Series B Senior Notes due 2014 with attached Guarantee (included in Exhibit 4.4).

4.16	Form of Global Note representing $350 million principal amount of 6.650% Series B Senior Notes due 2034 with attached Guarantee (included in Exhibit 4.5).

4.17	Registration Rights Agreement dated as of October 4, 2004, among Enterprise Products Operating L.P., Enterprise Products Partners L.P. and the Initial Purchasers named therein.

99.1	Press release dated October 4, 2004.

99.2	Press release dated October 5, 2004.